BIOTIME

Leading the Regenerative Medicine Revolution

NYSE MKT: BTX

Update on BioTime's Subsidiary AgeX Therapeutics

Annual Meeting of Shareholders

June 29, 2017

Safe Harbor Statement

The matters discussed in this presentation include forward looking statements which are subject to various risks, uncertainties, and other factors that could cause actual results to differ materially from the results anticipated. Such risks and uncertainties include but are not limited to the success of BioTime in developing new stem cell products and technologies; results of clinical trials of BioTime products; the ability of BioTime and its licensees to obtain additional FDA and foreign regulatory approval to market BioTime products; competition from products manufactured and sold or being developed by other companies; the price of and demand for BioTime products; and the ability of BioTime to raise the capital needed to finance its current and planned operations. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "believes," "plans," "anticipates," "expects," "estimates") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, and maintenance of intellectual property rights. As actual results may differ materially from the results anticipated in these forward-looking statements they should be evaluated together with the many uncertainties that affect the business of BioTime and its subsidiaries, particularly those mentioned in the cautionary statements found in BioTime's Securities and Exchange Commission filings. BioTime disclaims any intent or obligation to update these forward-looking statements.

Pluripotency

Telomeres as a Clocking Mechanism



TRF Length (kbp)
15
10
5
Germ-Line (Telomerase +)
Somatic (Telomerase -)
Neonatal
Hayflick Limit
Age



Population Doublings
22 34 43 55 65 72 82 90
Decreasing Telomere Length With Age

BIOTIME

Pluripotency

- Scalable source of all human cell types
- Immortal cells allow sophisticated genetic modifications
- Regen phenotype



Brain
Spinal cord
Trunk neural crest
Cranial neural crest
Outer epithelium of body
Ectoderm
Mesoderm
Endoderm
Intermediate mesoderm
Chordamesoderm
Lateral plate mesoderm
Thymus
Intestine
Liver
Pancreas
Embryonic stem cells

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2nd Generation - Universal PureStem^{TM} Technology


Traditional Manufacture
ES Cells
Differentiation
Purification of
desired cell type
Problem of impurities
PureStem Technology
PS Cells

PureStem™

>200-fold diversity
Scalable, monoclonally-purified regenerative progenitors

Planned Product Focus

- AgeX consolidates certain early-stage assets and research outside of BioTime's current three core areas of ophthalmology, aesthetics, and delivery.

- Our objective in forming AgeX is to find a way to unlock the potential value of these non-core assets for our existing shareholders, while at the same time, further simplifying the BioTime structure

- AgeX has three new programs slated for development
  - Type II diabetes
  - Age-related ischemic disease
  - Scarless tissue regeneration; all based in part on an exciting new understanding of how and why we age.

Brown Adipose Cells Regulate Metabolism


Maintenance
WAT
Energy
Storage
Weight Gain
T2 Diabetes
Weight Loss
BAT
Heat

Brown Adipose Cells Regulate Metabolism



a
Incidence of BAT (%)
70
60
50
40
30
20
10
0
(44/83)
(15/38)
(7/26)
(1/8)
(0/7)
P < 0.01
20s
30s
40s
50s
60–
Age
d
Body fat content (%)
40
35
30
25
20
15
10
5
0
**
**
**
20s
30s
40s
50s
60–
Age

Obesity (2011) **19,** 1755–1760. doi:10.1038/oby.2011.125



Brown Adipose Tissue Activity
(PET-CT with 18F-FDG)
Lean,
Thermoneutral
Lean,
Cold Exposure
Overweight,
Cold Exposure

Brown Adipose Cells Regulate Metabolism

New Powers of Brown Fat: Fighting the Metabolic Syndrome

Jan Nedergaard,[1,*] Tore Bengtsson,[1] and Barbara Cannon[1]
[1]The Wenner-Gren Institute, Stockholm University, Stockholm 106 91, Sweden
*Correspondence: jan@metabol.su.se
DOI 10.1016/j.cmet.2011.02.009

ORIGINAL ARTICLE

Reversal of Type 1 Diabetes in Mice by Brown Adipose Tissue Transplant

Subhadra C. Gunawardana and David W. Piston

Brown adipose tissue regulates glucose homeostasis and insulin sensitivity

Kristin I. Stanford, Roeland J.W. Middelbeek, Kristy L. Townsend, Ding An, Eva B. Nygaard, Kristen M. Hitchcox, Kathleen R. Markan, Kazuhiro Nakano, Michael F. Hirshman, Yu-Hua Tseng, and Laurie J. Goodyear

Section on Integrative Physiology and Metabolism, Joslin Diabetes Center, Harvard Medical School, Boston, Massachusetts, USA.

Industrially-Scalable *AgeX-BAT1*

Stained for Brown Adipocyte Marker UCP1



Tissue-Sourced Brown Adipocytes



PureStem Brown Adipocytes

Obesity/T2D Market/Competition

- 30M Americans have diabetes[1] 1:3 Americans will have diabetes by 2050
- The global market for diabetes mellitus and obesity is set to rise from $70.8 billion in 2015 to $163.2 billion by 2022, at a strong compound annual growth rate of 12.7%, according to business intelligence firm GBI Research[2].
- Invokana, which is marketed by Johnson & Johnson, is one of the key players in the disease cluster. It is expected to reach a huge $3.23 billion by 2022, and is set to be approved across T1DM, T2DM and obesity.
- Invokana belongs to a newer class of Type 2 diabetes treatments called sodium-glucose co-transporter 2 (SGLT2) inhibitors, a class of medication that works by stopping glucose from being reabsorbed into the blood. The FDA warned Invokana can also cause ketoacidosis, a condition that requires hospitalization and can cause fatal swelling of the brain, severe dehydration and coma.

1) Centers for Disease Control and Prevention. National Diabetes Statistics Report: Estimates of Diabetes and Its Burden in the United States. US Department of Health and Human Services; Atlanta, GA: 2014.
2) http://www.gbiresearch.com/media-center/press-releases/diabetes-and-obesity-therapeutics-market-will-more-than-double-to-1632-billion-by-2022-says-gbi-research

Ischemia Program: *AGEX-VASC1*

Regenerative Vascular Progenitors

Monoclonal Endothelial Cells



100% Purity


A01 CD31 APC
Gate: (P1 in all)
Count
0
2,000
4,000
5,000
M1
100.0%
FL4-H

- Highly scalable with high purity & potency
- Extensive IP estate
- Formulated in a proprietary matrix with good safety profile for human lipotransfer

BIOTIME

Cardiovascular Market

> $Trillion Market Worldwide[1]



CARDIOVASCULAR DISEASE: A COSTLY BURDEN FOR AMERICA
PROJECTIONS THROUGH 2035

American Heart Association | American Stroke Association

life is why

	Current	2035
Medical costs up 135 percent	$318 billion	$749 billion
Indirect costs up 55 percent (Lost productivity)	$237 billion	$368 billion
TOTAL COSTS	**$555 billion**	**$1.1 trillion**

The Cost Generators: Aging Baby Boomers

As Baby Boomers age, costs for CVD will shift from middle-aged Americans to individuals ages 65 and over. By 2035, Boomers who are 80 and older will be the source of the largest cost increases for CVD.

1) http://www.heart.org/idc/groups/heart-public/@wcm/@adv/documents/downloadable/ucm_491543.pdf

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Induced Tissue Regeneration (iTR)

Repair > Breakdown	Repair = Breakdown	Breakdown > Repair
Embryonic →	Fetal - Adult →	Aging Adult







Highly Regenerative	Limited Regeneration	Non-Regenerative
Construction	Maintenance	Destruction

iTR: induced Tissue Regeneration

Telomerase & iTR

Animals that have telomerase expression and full regenerative potential do not age


heart
spinal cord
digits, hair cells
blood, epithelia, endothelia, muscle,
β cells, bone, neurons*
heart
spinal cord
digits, hair cells
blood, epithelia, endothelia, muscle,
β cells, bone, neurons*
antlers (bone, cartilage, skin)
Spinal cord
hair cells
heart, brain, spinal cord, caudal fin, barbels (Zebrafish)
caudal fin (Killifish), pectoral fin (Zebrafish)
spinal cord, lens
heart, brain, limb
digits
limbs, lens**, heart, brain, spinal cord, jaws, hair cells
whole body regeneration
whole body regeneration
Humans have only early in development
Ageless Organisms

Int. J. Mol. Sci. 2015, 16, 25392-25432

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An Example of an iTR Gene During Aging



COX7A1
RFUs
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
ES Cells
EP Cells
8 wk (P2)
8 wk (P1)
9 wk (P0-5)
9 wk (P1)
10 wk (P1)
16 wk (P2)
5 wk (P5)
11 Yr (P14)
13 Yr (P14)
19 Yr (P15)
25 Yr (P13)
37 Yr (P16)
39 Yr (P12)
44 Yr (P1)
48 Yr (P11)
50 Yr (P2)
57 Yr (P7)
59 Yr (P6)
60 Yr (P6)
61 Yr (P6)
62 Yr (P5)
64 Yr (P9)
70 Yr (P15)
71 Yr (P17)
82 Yr (P12)
83 Yr (P5)
60 Yr (P6)
iPS Cells - 60 Yr (P6)
61 Yr (P6)
iPS Cells - 61 Yr (P3)
62 Yr (P5)
iPS Cells - 62 Yr (P9)

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The Market

Aging: The demographic trend of our time


U.S. projected >80 yrs. old
Millions
35
30
25
20
15
10
5
0
1900
1910
1920
1930
1940
1950
1960
1970
1980
1990
2000
2010
2020
2030
2040
2050

U.S. Bureau of the Census

- 80% of $2.5T health care costs associated with chronic disease.
- Four chronic diseases: heart, cancer, stroke, and diabetes cause 2/3 deaths in U.S.

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Aging: The demographic trend of our time

The Obsession With 'Curing' Aging Is Now Big Business

by Laura Lorenzetti @lauralorenzetti MARCH 7, 2016, 6:00 AM EDT

Fortune.com



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Summary

- Powerful technology to address aging: The demographic trend of our time
- Goal: to unlock shareholder value for BTX non-core assets
- Three therapeutic programs with potential to address large causes of mortality in U.S.
  - T2D/Obesity: One of the largest and fastest growing markets with *AGEX-BAT1* being highly novel
  - Cardiac/Cerebral Ischemia: The leading causes of mortality & disability in an aging population
  - iTR: Targeting degenerative disease using new paradigm
  - Strong intellectual property